UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2017

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 27, 2017, Regency Centers Corporation (“the Company”) held an annual meeting of its shareholders to vote on the following proposals:

Proposal One – Election of Directors: The board of directors nominated eleven nominees to stand for election at the 2017 meeting and each of the nominees were elected at the meeting. In accordance with the voting results listed below, the nominees were elected to serve until the 2018 annual meeting and until their successors are elected and qualified.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Martin E. Stein, Jr.	120,245,982	4,821,182	5,291,522	16,726,725
Joseph Azrack	129,865,521	401,366	91,799	16,726,725
Raymond L. Bank	126,592,782	3,674,310	91,594	16,726,725
Bryce Blair	122,441,590	7,825,653	91,443	16,726,725
C. Ronald Blankenship	126,751,568	3,515,441	91,677	16,726,725
Mary Lou Fiala	126,622,098	3,645,941	90,647	16,726,725
Chaim Katzman	107,772,150	22,495,363	91,173	16,726,725
Peter Linneman	126,787,335	3,474,917	96,434	16,726,725
David P. O’Connor	129,652,300	614,852	91,534	16,726,725
John C. Schweitzer	126,097,392	4,169,412	91,882	16,726,725
Thomas G. Wattles	126,188,973	4,077,867	91,846	16,726,725

Proposal Two – Frequency of advisory vote on executive compensation: In accordance with the voting results listed below, the Company will conduct an advisory vote on executive compensation every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
112,973,276	91,999	17,176,044	117,367	16,726,725

Proposal Three – An Advisory Resolution on Executive Compensation for Fiscal Year 2016: In accordance with the voting results listed below, the Company’s executive compensation for fiscal year 2016 has been approved.

For	Against	Abstain	Broker Non-Votes
128,582,344	1,608,160	168,182	16,726,725

Proposal Four – Ratification of Independent Registered Public Accountant: The board of directors selected the accounting firm of KPMG LLP to serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2017. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the shareholders at the annual meeting. The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2017 in accordance with the voting results listed below.

For	Against	Abstain
145,790,697	1,187,793	106,921

Item 8.01	Other Events

On April 27, 2017, the board of directors adopted a resolution to reduce the number of board of director seats from twelve to eleven, effective as of April 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (registrant)

May 1, 2017	By:	/s/ Barbara C. Johnston
Barbara C. Johnston, Senior Vice President and General Counsel

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